                                                                      EXHIBIT 24

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.


Dated:  February 2, 2000            /s/ Robert H. Warrington
                                    ------------------------
                                    Robert H. Warrington

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February 3, 2000            /s/ Kevin T. Kabat
                                    ------------------
                                    Kevin T. Kabat

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February 3, 2000            /s/ David J. Wagner
                                    -------------------
                                    David J. Wagner

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 18, 2000            /s/ John D. Boyles
                                    ------------------
                                    John D. Boyles

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 28, 2000      /s/ Richard M. DeVos, Jr.
                              -------------------------
                              Richard M. DeVos, Jr.

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 16, 2000            /s/ James P. Hackett
                                    --------------------
                                    James P. Hackett

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 21, 2000            /s/ Erina Hanka
                                    ---------------
                                      Erina Hanka

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 17, 2000            /s/ Michael J. Jandernoa
                                    ------------------------
                                    Michael J. Jandernoa

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 17, 2000            /s/ John P. Keller
                                    ------------------
                                    John P. Keller

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 19, 2000            /s/ Percy A. Pierre, Ph.D.
                                    --------------------------
                                    Percy A. Pierre, Ph.D.

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 17, 2000            /s/ Peter F. Secchia
                                    --------------------
                                    Peter F. Secchia

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 17,  2000           /s/ Richard L. Antonini
                                    -----------------------
                                    Richard L. Antonini

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 24, 2000            /s/ William P. Crawford
                                    -----------------------
                                    William P. Crawford

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 30, 2000            /s/ William G. Gonzalez
                                    -----------------------
                                    William G. Gonzalez

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 17, 2000            /s/ Fred P. Keller
                                    ------------------
                                    Fred P. Keller

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 17, 2000            /s/ Hendrik G. Meijer
                                    ---------------------
                                    Hendrik G. Meijer

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 25, 2000            /s/ Marilyn J. Schlack
                                    ----------------------
                                    Marilyn J. Schlack

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 17, 2000            /s/ Margaret Sellers Walker
                                    ---------------------------
                                    Margaret Sellers Walker

                           Limited Power of Attorney
                           ------- ----- -- --------

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER; ROBERT H. WARRINGTON; MARK F. FURLONG; and MARY E. TUUK, or any of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Old Kent Financial Corporation on Form 10-K for its fiscal year ended December 31, 1999, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 31, 2000            /s/ Mark F. Furlong
                                    -------------------
                                    Mark F. Furlong